AMENDMENT #1 TO THE CONVERTIBLE PROMISSORY NOTE ISSUED ON SEPTEMBER 8, 2016

THIS AMENDMENT #1 TO THE CONVERTIBLE PROMISSORY NOTE ISSUED ON September 8, 2016 (the

“Amendment”) is made effective as of March 1, 2017, by and between Max Sound Corporation, a Delaware corporation (the “Company”), and Crown Bridge Partners, LLC, a New York limited liability company (the “Holder”) (collectively the “Parties”).

BACKGROUND

A.     The Company and Holder are the parties to that certain convertible promissory note originally issued by the Company to the Holder on September 8, 2016, in the original principal amount of $400,000.00 (the “Note”); and

B.     The Parties intend to consummate a second tranche of $70,000.00 under the Note (the “Second Tranche”), with a purchase price of $64,400.00; and

C.	The Parties desire to amend the Note as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.                 With respect to the Second Tranche only, the Borrower shall be required at all times to have authorized and reserved three times the number of shares that is actually issuable upon full conversion of the Second Tranche. With respect to all other tranches under the Note, the Borrower shall continue to be required at all times to have authorized and reserved four times the number of shares that is actually issuable upon full conversion of the respective tranches.

2.                 This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Note. Except as specifically modified hereby, all of the provisions of the Note, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Max Sound Corporation

By: Name: John Blaisure

Title: Chief Executive Officer

Crown Bridge Partners, LLC

By: Name: Title:

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